SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549


                                       FORM 8-K


                                   CURRENT REPORT


                      Pursuant to Section 13 or 15 (d) of the
                          Securities Exchange Act of 1934



                  Date of Report (Date of earliest event reported)

                                  November 5, 1997


                            SUPERIOR ENERGY SERVICES, INC.
                (Exact name of registrant as specified in its charter)


       Delaware                       0-20310                   75-2379388
   (State or other jurisdiction   (Commission File        (I.R.S. Employer
         of incorporation)             Number)          Identification No.)


               1503 Engineers Road, Belle Chasse, Louisiana     70037
                    (Address of principal executive offices)  (Zip Code)


      Registrant's  telephone  number, including area code:  (504) 393-7774



          Item 7.   Financial Statements and Exhibits.

               The exhibits set forth below  are  filed herewith and relate
          to  the  Registrant's  Registration  Statement   on   Form   S-3,
          Registration No. 333-39205.

          10.1 Amended and Restated Loan Agreement by and between Whitney National Bank and Superior Energy Services, Inc., dated as of November 5, 1997.

          10.2 First Amendment, dated as of November 20, 1997, to Amended and Restated Loan Agreement by and between Whitney National Bank and Superior Energy Services, Inc.


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                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SUPERIOR ENERGY SERVICES, INC.



                                        By:       /s/Robert S. Taylor
                                             Name:   Robert S. Taylor
                                             Title:  Chief Financial Officer

          Dated:    November 24, 1997.

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